This submission is being made solely to obtain contract identifiers for the following variable universal life products under the LLAC Variable Account (811-9075):

Contract:                                            Spectrum Select (333-65957)

Any questions on this submission should be directed to Emily Shuford of Protective Life, at (205) 268-2988.